Registration No. 333-66073
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------
                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933
                           ---------------------------

                             JOHNSON CONTROLS, INC.
             (Exact name of Registrant as specified in its charter)

             Wisconsin                                           39-0380010
   (State or other jurisdiction                               (I.R.S. Employer
 of incorporation or organization)                           Identification No.)

              5757 N. Green Bay Avenue
                   P.O. Box 591
                Milwaukee, Wisconsin                               53201
      (Address of principal executive offices)                   (Zip Code)

               Johnson Controls Savings and Investment (401K) Plan
          Johnson Controls World Services Inc. Retirement Savings Plan
      Johnson Controls Northern New Mexico, L.L.C. Retirement Savings Plan
               ASG/John's Creek Savings and Investment (401K) Plan
                        Prince Employee Retirement Trust
                       Bridgewater LLC Profit Sharing Plan
                  Johnson Controls IFM Retirement Savings Plan/
                Commercial North America Account Level Employees
                            (Full title of the plans)

                           ---------------------------
                              John P. Kennedy, Esq.
                  Vice President, Secretary and General Counsel
                             Johnson Controls, Inc.
                            5757 N. Green Bay Avenue
                                  P.O. Box 591
                           Milwaukee, Wisconsin 53201
                                 (414) 228-1200
 (Name, address and telephone number, including area code, of agent for service)
                           ---------------------------

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

                  The document or documents containing the information specified in Part I are not required to be filed with the Securities and Exchange Commission (the "Commission") as part of this Form S-8 Registration Statement.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.   Incorporation of Documents by Reference.
          ---------------------------------------

          The following documents filed with the Commission by Johnson Controls, Inc. (the "Company") or by the Johnson Controls Savings and Investment (401K) Plan (the "Johnson Controls Plan"), the Johnson Controls World Services Inc. Retirement Savings Plan (the "World Services Plan"), the Johnson Controls Northern New Mexico, L.L.C. Retirement Savings Plan (the "Northern New Mexico Plan"), the ASG/John's Creek Savings and Investment (401K) Plan (the "John's Creek Plan"), the Prince Employee Retirement Trust (the "Prince Plan"), the Bridgewater LLC Profit Sharing Plan (the "Bridgewater Plan"), the Johnson Controls IFM Retirement Savings Plan/Commercial North American Account Level Employees (the "IFM Plan," and collectively, the "Plans") are hereby incorporated herein by reference:

          1. The Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000.

          2. Each of the Johnson Controls Plan's, the World Services Plan's, the Northern New Mexico Plan's and the John's Creek Plan's Annual Reports on Form 11-K for the year ended December 31, 1999 and the Prince Plan's Annual Report on Form 11-K for the year ended September 30, 2000.

          3. All other reports filed by the Company or the Plans pursuant to
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, since September 30, 2000, including the Company's Quarterly Reports on Form 10-Q for the quarters ended December 31, 2000 and March 31, 2001 and the Company's Current Reports on Form 8-K, dated October 26, 2000 and April 18, 2001.

          4. The description of the Company's Common Stock contained in Item 1 of the Company's Registration Statement on Form 8-A dated April 23, 1965, as superseded by the description contained in the Company's definitive proxy/registration statement (Form S-14 Registration No. 2-62382) incorporated by reference as Exhibit 1 to Current Report on Form 8-K, dated October 23, 1978, and in the Company's Registration Statement on Form S-14, dated April 18, 1985 (Registration No. 2-97136), and any amendments or reports filed for the purpose of updating such description.

          5. The description of the Company's Common Stock Purchase Rights contained in Item 1 of the Company's Registration Statement on Form 8-A, filed November 30, 1994, and any amendments or reports filed for the purpose of updating such description.

          All documents subsequently filed by the Company or the Plans pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, after the date of filing of this Registration Statement and prior to such time as the Company files a post-effective amendment to this Registration Statement which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 4.   Description of Securities.
          -------------------------

          Not applicable.

Item 5.   Interests of Named Experts and Counsel.
          --------------------------------------

          Not applicable.

Item 6.   Indemnification of Directors and Officers.
          -----------------------------------------

          Pursuant to the Wisconsin Business Corporation Law and the Company's By-Laws, directors and officers of the Company are entitled to mandatory indemnification from the Company against certain liabilities and expenses (i) to the extent such officers or directors are successful in the defense of a proceeding and (ii) in proceedings in which the director or officer is not successful in the defense thereof, unless (in the latter case only) it is determined that the director or officer breached or failed to perform his duties to the Company and such breach or failure constituted: (a) a willful failure to deal fairly with the Company or its shareholders in connection with a matter in which the director or officer had a material conflict of interest; (b) a violation of the criminal law, unless the director of officer had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful; (c) a transaction from which the director of officer derived an improper personal profit; or (d) willful misconduct. The Wisconsin Business Corporation Law specifically states that it is the policy of Wisconsin to require or permit indemnification in connection with a proceeding involving securities regulation, as described therein, to the extent required or permitted as described above. Additionally, under the Wisconsin Business Corporation Law, directors of the company are not subject to personal liability to the Company, its shareholders or any person asserting rights on behalf thereof for certain breaches or failures to perform any duty resulting solely from their status except in circumstances paralleling those in subparagraphs (a) through (d) outlined above.

          Expenses for the defense of any action for which indemnification may be available may be advanced by the Company under certain circumstances.

          The indemnification provided by the Wisconsin Business Corporation Law and the Company's By-Laws is not exclusive of any other rights to which a director or officer of the Company may be entitled. The general effect of the foregoing provisions may be to reduce the circumstances which an officer or director may be required to bear the economic burden of the foregoing liabilities and expense.

          The Company maintains a liability insurance policy for its directors and officers as permitted by Wisconsin law which may extend to, among other things, liability arising under the Securities Act of 1933, as amended.

Item 7.   Exemption from Registration Claimed.
          -----------------------------------

          Not Applicable.

Item 8.   Exhibits.
          --------

          The exhibits filed herewith or incorporated herein by reference are set forth in the attached Exhibit Index.

          The undersigned Registrant hereby undertakes to submit the John's Creek Plan, the Prince Plan, the Bridgewater Plan and the IFM Plan to the Internal Revenue Service ("IRS") in a timely manner and will make all changes required by the IRS in order to continue the qualification of the John's Creek Plan, the Prince Plan, the Bridgewater Plan and the IFM Plan under Section 401 of the Internal Revenue Code of 1986, as amended (the "IRC").

          The undersigned Registrant has submitted the Johnson Controls Plan, the World Services Plan and the Northern New Mexico Plan to the IRS in a timely manner and has made all changes required by the IRS in order to qualify such plans under Section 401 of the IRC.

Item 9.   Undertakings.
          ------------

          (a) The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                    (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended;

                    (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                    (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Securities and Exchange Commission by the Registrant pursuant to Section 13 or
Section 15(d) of the Securities Exchange Act of 1934, as amended, that are incorporated by reference in the Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Act of 1933, the Company has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, State of Wisconsin, on June 27, 2001.

                                        JOHNSON CONTROLS, INC.


                                        By:  /s/ Stephen A. Roell
                                             -----------------------------------
                                             Stephen A. Roell
                                             Senior Vice President and
                                             Chief Financial Officer

          Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below as of June 27, 2001, by the following persons in the capacities indicated.

          Signatures                                 Title
          ----------                                 -----


                *                         Chairman, Chief Executive Officer
---------------------------------------   and Director
          James H. Keyes                  Principal Executive Officer)


      /s/ Stephen A. Roell                Senior Vice President and Chief
---------------------------------------   Financial Officer (Principal
         Stephen A. Roell                 Financial and Accounting Officer)


                *                                    Director
---------------------------------------
        William F. Andrews


                *                                    Director
---------------------------------------
        Robert L. Barnett


                *                                    Director
---------------------------------------
          John M. Barth


                                                     Director
---------------------------------------
         Natalie A. Black

          Signatures                                 Title
          ----------                                 -----


                *                                    Director
---------------------------------------
         Paul A. Brunner


                *                                    Director
---------------------------------------
         Robert A. Cornog


                *                                    Director
---------------------------------------
         Willie D. Davis


                *                                    Director
---------------------------------------
         William H. Lacy


                *                                    Director
---------------------------------------
       Southwood J. Morcott


                *                                    Director
---------------------------------------
       Richard F. Teerlink


                *                                    Director
---------------------------------------
     Gilbert R. Whitaker, Jr.



*By: /s/ Stephen A. Roell
    -----------------------------------
          Stephen A. Roell
          Attorney-in-fact

          Pursuant to the requirements of the Securities Act of 1933, as amended, the Johnson Controls Employee Benefits Policy Committee, which administers the Johnson Controls Savings and Investment (401K) Plan, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and the State of Wisconsin, on this 27th day of June, 2001.

                                        JOHNSON CONTROLS SAVINGS AND
                                        INVESTMENT (401K) PLAN



                                        By: /s/ Susan Davis
                                           -------------------------------------
                                           Susan Davis



                                        By: /s/ John P. Kennedy
                                           -------------------------------------
                                           John P. Kennedy



                                        By: /s/ Stephen A. Roell
                                           -------------------------------------
                                           Stephen A. Roell

                                        The foregoing persons are all members of the Johnson Controls Employee Benefits Policy Committee, which is the administrator of the Johnson Controls Savings and Investment (401K) Plan.

          Pursuant to the requirements of the Securities Act of 1933, as amended, the Johnson Controls World Services Inc. Benefits Administration Committee, which administers the Johnson Controls World Services Inc. Retirement Savings Plan, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and the State of Wisconsin, on this 27th day of June, 2001.

                                        JOHNSON CONTROLS WORLD SERVICES INC.
                                        RETIREMENT SAVINGS PLAN



                                        By: /s/ Bettie Kennedy
                                           -------------------------------------
                                           Bettie Kennedy



                                        By: /s/ Jerome D. Okarma
                                           -------------------------------------
                                           Jerome D. Okarma



                                        By: /s/ Carol S. Willenbrock
                                           -------------------------------------
                                           Carol S. Willenbrock

                                        The foregoing persons are all members of the Johnson Controls World Services Inc. Benefits Administration Committee, which is the administrator of the Johnson Controls World Services Inc. Retirement Savings Plan.

          Pursuant to the requirements of the Securities Act of 1933, as amended, the John Controls Northern New Mexico, L.L.C. Benefits Administration Committee, which administers the Johnson Controls Northern New Mexico, L.L.C. Retirement Savings Plan, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and the State of Wisconsin, on this 27th day of June, 2001.

                                        JOHNSON CONTROLS NORTHERN NEW MEXICO,
                                        L.L.C. RETIREMENT SAVINGS PLAN



                                        By: /s/ Jerome D. Okarma
                                           -------------------------------------
                                           Jerome D. Okarma



                                        By: /s/ Carol S. Willenbrock
                                           -------------------------------------
                                           Carol S. Willenbrock

                                        The foregoing persons are all members of the Johnson Controls Northern New Mexico, L.L.C. Benefits Administration Committee, which is the administrator of the Johnson Controls Northern New Mexico, L.L.C. Retirement Savings Plan.

          Pursuant to the requirements of the Securities Act of 1933, as amended, the Johnson Controls Employee Benefits Policy Committee, which administers the ASG/John's Creek Savings and Investment (401K) Plan, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and the State of Wisconsin, on this 27th day of June, 2001.

                                        ASG/JOHN'S CREEK SAVINGS AND
                                        INVESTMENT (401K) PLAN



                                        By: /s/ Susan Davis
                                           -------------------------------------
                                           Susan Davis



                                        By: /s/ John P. Kennedy
                                           -------------------------------------
                                           John P. Kennedy



                                        By: /s/ Stephen A. Roell
                                           -------------------------------------
                                           Stephen A. Roell

                                        The foregoing persons are all members of the Johnson Controls Employee Benefits Policy Committee, which is the administrator of the ASG/John's Creek Savings and Investment (401K) Plan.

          Pursuant to the requirements of the Securities Act of 1933, as amended, Johnson Controls Interiors, L.L.C., which administers the Prince Employee Retirement Trust, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and the State of Wisconsin, on this 27th day of June, 2001.

                                        PRINCE EMPLOYEE RETIREMENT TRUST



                                        By: Johnson Controls Interiors, L.L.C.



                                        By: /s/ Rande S. Somma
                                           -------------------------------------
                                           Rande S. Somma

                                        Johnson Controls Interiors, L.L.C.
                                        is the administrator of the
                                        Prince Employee Retirement Trust.

          Pursuant to the requirements of the Securities Act of 1933, as amended, the Employee Benefits Policy Committee, which administers the Bridgewater LLC Profit Sharing Plan, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and the State of Wisconsin, on this 27th day of June, 2001.

                                        BRIDGEWATER LLC PROFIT SHARING PLAN



                                        By: /s/ Susan Davis
                                           -------------------------------------
                                           Susan Davis



                                        By: /s/ John P. Kennedy
                                           -------------------------------------
                                           John P. Kennedy



                                        By: /s/ Stephen A. Roell
                                           -------------------------------------
                                           Stephen A. Roell

                                        The foregoing persons are all members of the Employee Benefits Policy Committee, which is the administrator of the Bridgewater LLC Profit Sharing Plan.

          Pursuant to the requirements of the Securities Act of 1933, as amended, the Employee Benefits Policy Committee, which administers the Johnson Controls IFM Retirement Savings Plan/Commercial North America Account Level Employees, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and the State of Wisconsin, on this 27th day of June, 2001.

                                        JOHNSON CONTROLS IFM RETIREMENT
                                        SAVINGS PLAN/COMMERCIAL NORTH AMERICA
                                        ACCOUNT LEVEL EMPLOYEES



                                        By: /s/ Susan Davis
                                           -------------------------------------
                                           Susan Davis



                                        By: /s/ John P. Kennedy
                                           -------------------------------------
                                           John P. Kennedy



                                        By: /s/ Stephen A. Roell
                                           -------------------------------------
                                           Stephen A. Roell

                                        The foregoing persons are all members of the Employee Benefits Policy Committee, which is the administrator of the Johnson Controls IFM Retirement Savings Plan/Commercial North America Account Level Employees.

                                  EXHIBIT INDEX


Exhibit No.                        Exhibit
-----------                        -------

(4.1) Rights Agreement between Johnson Controls, Inc. and Firstar Trust Company (Rights Agent), as amended November 16, 1994 (incorporated by reference to Exhibit 4.C to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1994 (File No. 1-5097)).

(23.1)         Consent of PricewaterhouseCoopers LLP.

(24) Power of Attorney relating to subsequent amendments (included on the signature page to this Registration Statement).*


------------------------
*Previously filed.



                                      E-1